MUNIYIELD
CALIFORNIA
FUND, INC.








FUND LOGO








Annual Report

October 31, 1996





This report, including the financial information herein, is transmitted to the shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield California Fund, Inc.



TO OUR SHAREHOLDERS


For the year ended October 31, 1996, the Common Stock of MuniYield California Fund, Inc. earned $0.935 per share income dividends, which included earned and unpaid dividends of $0.079. This represents a net annualized yield of 6.05%, based on a month-end net asset value of $15.44 per share. Over the same period, the total investment return on the Fund's Common Stock was +8.54%, based on a change in per share net asset value from $15.18 to $15.44, and assuming reinvestment of $0.931 per share income dividends.

For the six-month period ended October 31, 1996, the total investment return on the Fund's Common Stock was +7.17%, based on a change in per share net asset value from $14.88 to $15.44, and assuming reinvestment of $0.472 per share income dividends.

For the six-month period ended October 31, 1996, the Fund's Auction Market Preferred Stock had an average yield of 3.15% for Series A and 3.25% for Series B.

The Municipal Market Environment
Municipal bond yields generally moved lower during the six months ended October 31, 1996. Long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined approximately 35 basis points (0.35%) to end the six-month period at approximately 5.94%. The municipal bond market exhibited considerable weekly yield volatility over the six months ended October 31, 1996 with bond yields fluctuating as much as 20 basis points. This ongoing volatility was in response to conflicting evidence regarding the degree to which recent economic growth will result in any significant increase in inflationary pressures.

Much of the evidence supporting stronger growth has centered around the strong employment growth seen in April and June, with bond yields rising in response. Other, more recent, economic indicators have suggested that economic growth will not be excessive and inflationary pressures will remain well-contained. This continued benign inflationary environment has supported lower tax-exempt bond yields in recent months. US Treasury bond yields have exhibited similar, albeit greater, volatility during the period, falling more than 20 basis points to end the period at 6.64%. Over the past six months, tax-exempt bond yields registered significantly greater declines than those shown by US Treasury bonds. This relative outperformance by the municipal bond market was largely the result of the strong technical support the tax-exempt market has enjoyed throughout most of 1996. Perhaps most significantly, the pace of new bond issuance has recently slowed.

Over the last year, approximately $180 billion in long-term municipal securities was issued, an increase of over 25% versus the same period a year ago. Much of this increase was the result of issuers seeking to refinance their existing higher-couponed debt as interest rates declined in 1995 and early 1996. As interest rates rose, these financings became increasingly economically impractical and issuance declined. Over the last six months, approximately $90 billion in long-term tax-exempt securities was underwritten, an increase of 5% versus the comparable period a year earlier. Only $41 billion in tax-exempt securities was issued in the last three months, a 3% decline in issuance versus the October 30, 1995 quarter.

At the same time, investor demand remained consistently strong. With nominal new-issue yields generally above 6%, retail investor interest was steady. Additionally, investors received over $50 billion this June and July in assets derived from coupon income, bond maturities, and proceeds from early redemptions. Annual new bond issuance has declined in recent years and is expected to remain below levels seen in the early 1990s. Consequently, as the higher-couponed bonds issued in the early-to-mid 1980s were redeemed at their first optional call date, the total number of outstanding tax-exempt bonds has declined. This combination of a declining net supply and significant amounts of assets helped maintain investor demand in recent months.

It is unlikely that the municipal bond market will continue to significantly outperform US Treasury securities in the near future. The tax-exempt bond market's recent performance has led to the yield ratio between long-term taxable and tax-exempt securities falling from in excess of 90% to approximately 85%. While still historically very attractive, some institutional investors, particularly short-term traders, began to view the tax-exempt bond market's recent outperformance as an opportunity to sell a relatively expensive asset. However, to the long-term investor, such a sale would represent the loss of an attractively priced asset which may not be easily replaced given the relative scarcity of municipal bonds under present supply conditions.

Looking ahead, no clear consensus for the direction of interest rates currently exists. Perhaps, the primary focus going forward will be the extent to which the increase in interest rates seen thus far in 1996 will negatively impact future economic growth. Should growth slow in the interest rate-sensitive sectors of the economy, like housing, auto, and consumer spending, as many economists assert is likely, then bond yields are likely to decline. Under such a scenario, the municipal bond market's performance is likely to closely mirror that of the US Treasury bond market.

Portfolio Strategy
During the 12-month period ended October 31, 1996, our portfolio strategy focused on seeking to provide current return while being mindful of capital appreciation. In an effort to enhance the additional benefit of increased yield to Common Stock shareholders, we kept the Fund's Preferred Stock in the shortest possible maturity range. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.) The Fund's performance was enhanced this year by early recognition that interest rates in the beginning of 1996 were likely to head higher. We maintained an above-average coupon structure, tempering the negative reaction of net asset value to the ensuing interest rate increases.

As the year progressed, we identified a fairly well-defined trading range in the municipal market. We effectively managed the purchases and sales of long-term revenue bonds in the Fund's holdings by exploiting the upper and lower boundaries of this trading range. We then concentrated larger percentages of the Fund's assets in securities rated at least AA by one or more of the major rating agencies, in response to the lack of yield differentials between credit quality classes. We anticipate continuing this approach until the point where deteriorating economic releases lead to a change in an interest rate forecast that allows a more constructive trend for bond prices.

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager

November 25, 1996



PROXY RESULTS

During the six-month period ended October 31, 1996, MuniYield
California Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on September 19, 1996. The description of each proposal and number of shares voted are as follows:
                                                                                  Shares Voted            Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors:       James H. Bodurtha                  16,022,997               467,560
                                                Herbert I. London                  16,018,681               471,876
                                                Robert R. Martin                   16,017,922               472,635
                                                Arthur Zeikel                      16,024,529               466,028


                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                      For            Against        Abstain

2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent
  auditors for the current fiscal year.                                            15,994,582        75,568         420,407

During the six-month period ended October 31, 1996, MuniYield
California Fund, Inc. Preferred Stock shareholders (Series A and B) voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1996. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted           Shares Voted
                                                                                      For              Without Authority
1.To elect the Fund's Board of Directors: James H. Bodurtha, Herbert I. London,
  Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel as follows:

                                                Series A                             2,334                     6
                                                Series B                             2,318                    63

                                                                                  Shares Voted    Shares Voted   Shares Voted
                                                                                      For            Against        Abstain
2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:

                                                Series A                             2,334                6               0
                                                Series B                             2,307               11              63

THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT    Alternative Minimum Tax (subject to)
COP    Certificates of Participation
GO     General Obligation Bonds
HFA    Housing Finance Agency
PCR    Pollution Control Revenue Bonds
RAN    Revenue Anticipation Notes
RIB    Residual Interest Bonds
S/F    Single-Family
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

California--95.7%
                          California Health Facilities Financing Authority Revenue Bonds:
AA       Aa3    $ 1,000     (Kaiser Permanente), Series A, 7% due 12/01/2010                                    $  1,096
AAA      Aaa      2,000     (Kaiser Permanente), Series A, 7% due 10/01/2018 (c)                                   2,166
A1+      VMIG1++  1,200     (Pooled Loan Program), VRDN, Series 85-B, 3.35% due 10/01/2010 (a)(d)                  1,200
AAA      Aaa      1,000     Refunding (Adventist Health), Series A, 6.50% due 3/01/2014 (c)                        1,071
A1+      VMIG1++  1,200     Refunding (Catholic West), VRDN, Series C, 3.35% due 7/01/2011 (a)(c)                  1,200
AAA      Aaa      4,085     (San Diego Hospital Association), Series A, 6.70% due 10/01/2010 (c)                   4,482
NR*      A        2,835     (Scripps Research Institute), Series A, 6.625% due 7/01/2018                           3,023
A+       A        3,600     (Sutter Health Hospital), Series 89-A, 6.70% due 1/01/2013                             3,755

                          California HFA, Home Mortgage Revenue Bonds:
AA-      Aa       1,920     AMT, Series C, 7.45% due 8/01/2011                                                     2,015
AA-      Aa       2,585     AMT, Series E-1, 6.70% due 8/01/2025                                                   2,680
AA-      Aa       4,955     AMT, Series F-1, 7% due 8/01/2026                                                      5,263
AA-      Aa       1,200     Series D, 7.25% due 8/01/2017                                                          1,272
AA-      Aa         760     Series F, 7.875% due 8/01/2019                                                           793

AA-      Aa       2,900   California HFA, Revenue Bonds, RIB, AMT, 8.856% due 8/01/2023 (h)                        3,067

A1       NR*        770   California Pollution Control Financing Authority, PCR, Refunding
                          (Pacific Gas and Electric Co.), VRDN, AMT, Series G, 3.60% due
                          2/01/2016 (a)                                                                              770

NR*      Aa3        700   California Pollution Control Financing Authority, Resource Recovery Revenue
                          Bonds (Honey Lake Power Project), VRDN, AMT, 3.55% due 9/01/2018 (a)                       700

                          California State Public Works Board, Lease Revenue Bonds:
A        A        3,000     (California Community College), Series A, 6.75% due 9/01/2001 (g)                      3,354
A        A        6,800     (Department of Corrections--Monterey County), Series A, 7% due 11/01/2004 (g)          7,957
A        A        9,800     (Various California State University Projects), Series A, 6.70% due
                            10/01/2002 (g)                                                                        11,066
A        A        5,100     (Various California State University Projects), Series A, 6.625% due
                            10/01/2010                                                                             5,511
A        A        5,085     (Various Community College Projects), Series B, 7% due 3/01/2004 (g)                   5,889

A1+      VMIG1++  5,400   California State, RAN, VRDN, Series C-1, 3.35% due 6/30/1997 (a)                         5,400

AAA      Aaa     13,250   California State Veterans, GO, UT, AMT, Series BD, BE and BF, 6.375% due
                          2/01/2027 (b)                                                                           13,601

AA       Aa       4,750   California Statewide Community Development Authority Revenue Bonds,
                          COP (Saint Joseph Health System Group), 6.625% due 7/01/2021                             5,087

A+       A1       3,000   Contra Costa County, California, COP (Merrithew Memorial Hospital),
                          6.60% due 11/01/2012                                                                     3,164

BBB      NR*      1,000   Contra Costa County, California, Public Financing Authority,
                          Tax Allocation Revenue Refunding Bonds, Series A, 7.10% due 8/01/2022                    1,060

AAA      Aaa      2,365   Contra Costa County, California, Transportation Authority,
                          Sales Tax Revenue Bonds, Series A, 6% due 3/01/2006 (d)                                  2,552

AAA      Aaa      2,000   Cucamonga County, California, Water District Facilities Refinancing Bonds,
                          COP, 6.50% due 9/01/2022 (d)                                                             2,164

AAA      Aaa        395   Culver City, California, Redevelopment Finance Authority Revenue Bonds
                          (Senior Lien Project Loans), Series A, 6.75% due 11/01/2015 (b)                            426

AAA      Aaa      3,500   East Bay, California, Municipal Utility District, Water System Subordinated
                          Revenue Refunding Bonds, 6% due 6/01/2012 (c)                                            3,629

AAA      Aaa      1,000   El Cajon, California, Redevelopment Agency, Tax Allocation Bonds
                          (El Cajon Redevelopment Project), 6.60% due 10/01/2022 (b)                               1,091

BBB      Baa      1,905   Inglewood, California, Public Financing Authority Revenue Bonds (Manchester-
                          Prairie-North Inglewood Industrial Park Project), Series B, 7% due 5/01/2022             2,025

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

California (continued)
AAA      Aaa    $ 3,645   Los Angeles, California, Community Redevelopment Agency, Tax Allocation
                          Refunding Bonds (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)                     $  3,955

                          Los Angeles, California, Department of Water and Power, Waterworks
                          Revenue Bonds:
AAA      Aaa      3,925     6.30% due 7/01/2024 (c)                                                                4,194
AA       Aa       4,000     Refunding, 6.40% due 5/15/2028                                                         4,190

                          Los Angeles, California, Harbor Department Revenue Bonds, AMT, Series B:
AA       Aa       4,240     6.60% due 8/01/2015                                                                    4,511
AA       Aa       6,855     6.625% due 8/01/2019                                                                   7,282

AAA      Aaa      3,000   Los Angeles, California, Wastewater System Revenue Bonds, Series D, 6.625%
                          due 12/01/2012 (c)                                                                       3,254

AAA      Aaa      5,000   Los Angeles County, California, COP (Correctional Facilities Project), 6.50%
                          due 9/01/2000 (c)(g)                                                                     5,484

                          Los Angeles County, California, Metropolitan Transportation Authority, Sales
                          Tax Revenue Refunding Bonds:
AAA      Aaa      5,720     Proposition A, Series A, 5% due 7/01/2021 (d)                                          5,179
A1+      VMIG1++  3,800     Proposition C, VRDN, Second Senior Series A, 3.40% due 7/01/2020 (a)(c)                3,800

AAA      Aaa     10,660   Los Angeles County, California, Public Works Financing Authority, Lease
                          Revenue Refunding Bonds, Series A, 6% due 9/01/2004 (c)                                 11,486

AA-      Aaa      6,500   Los Angeles County, California, Transportation Commission, Sales Tax
                          Revenue Bonds, Series A, 6.75% due 7/01/2001 (g)                                         7,267

                          M-S-R Public Power Agency, California, Revenue Bonds (San Juan Project):
A        A        5,000     Series C, 6.875% due 7/01/2019                                                         5,118
AAA      Aaa      6,155     Series E, 6.50% due 7/01/2017 (c)                                                      6,643

AA       Aa       6,000   Metropolitan Water District, Southern California Waterworks Revenue Bonds,
                          6.625% due 7/01/2001 (g)                                                                 6,659

AAA      Aaa      2,500   Northern California Power Agency, Multiple Capital Facilities Revenue Bonds,
                          RIB, 9.142% due 9/02/2025 (c)(h)                                                         2,863

AAA      Aaa      1,955   Northern California Power Agency, Public Power Revenue Bonds
                          (Hydroelectric Project Number 1), Series E, 7.15% due 7/01/2024 (c)                      2,083

AAA      Aaa     16,000   Orange County, California, Local Transportation Authority,
                          Sales Tax Revenue Bonds, Second Series, 6.10% due 2/14/2011 (d)                         16,602

A        NR*      5,000   Palmdale, California, Civic Authority, Revenue Refunding Bonds
                          (Merged Redevelopment Project), Series A, 6.60% due 9/01/2034                            5,414

AAA      Aaa      3,905   Rancho Cucamonga, California, Redevelopment Agency, Tax Allocation Bonds
                          (Rancho Redevelopment Project), 6.75% due 9/01/2020 (c)                                  4,193

NR*      A        3,750   Rancho Mirage, California, Joint Powers Financing Authority, COP
                          (Eisenhower Memorial Hospital), 7% due 3/01/2022                                         4,050

                          Redwood City, California, Public Financing Authority, Local Agency
                          Revenue Bonds:
AAA      Aaa      5,025     Refunding, Series A, 6.50% due 7/15/2011 (b)                                           5,437
A-       NR*      1,500     Series B, 7.25% due 7/15/2011                                                          1,639

AAA      Aaa      7,950   Riverside County, California, Transportation Commission,
                          Sales Tax Revenue Refunding Bonds, Series A, 6% due 6/01/2005 (d)                        8,632

A+       Aaa     18,000   Sacramento, California, City Financing Authority Revenue Bonds, 6.80% due
                          11/01/2001 (g)                                                                          20,279

                          Sacramento, California, Municipal Utility District, Electric Revenue Bonds,
                          Series B (c):
AAA      Aaa      3,180     6.25% due 8/15/2011                                                                    3,375
AAA      Aaa      4,865     6.375% due 8/15/2022                                                                   5,176

AAA      Aaa      5,000   San Diego, California, Public Facilities Financing Authority,
                          Sewer Revenue Bonds, 5% due 5/15/2020 (d)                                                4,586


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                           Value
Ratings Ratings  Amount                               Issue                                                    (Note 1a)

California (concluded)
                          San Francisco, California, City and County Airport Commission, International
                          Airport Revenue Bonds, Second Series:
AAA      Aaa    $ 1,500     AMT, Issue 5, 6.50% due 5/01/2019 (d)                                               $  1,601
AAA      Aaa      4,525     AMT, Issue 6, 6.60% due 5/01/2020 (b)                                                  4,899
AAA      Aaa     11,000     Refunding, Issue 1, 6.50% due 5/01/2013 (b)                                           11,919

AA-      A1       5,480   San Francisco, California, City and County, GO (Variable Purpose Projects),
                          UT, Series A, 6.50% due 12/15/2010                                                       5,784

AA       Aa       5,000   San Francisco, California, City and County Public Utilities Commission,
                          Water Revenue Bonds, Series A, 6.50% due 11/01/2017                                      5,258

AAA      Aaa      4,715   San Francisco, California, City and County Redevelopment Agency, Lease
                          Revenue Bonds (George R. Moscone Convention Center), 6.80% due 7/01/2019 (f)             5,234

AAA      Aaa      3,180   Santa Clara, California, Electric Revenue Bonds, Series A, 6.50% due
                          7/01/2021 (c)                                                                            3,432

AAA      Aaa      9,525   Santa Clara County, California, Financing Authority, Lease Revenue Bonds
                          (VMC Facility Replacement Project), Series A, 6.75% due 11/15/2020 (b)                  10,591

AA       A1       5,000   Santa Clara County, California, Transportation District, Sales Tax Revenue
                          Bonds, Series A, 6.75% due 6/01/2011                                                     5,451

AAA      Aaa      3,000   Santa Fe Springs, California, Redevelopment Agency, Tax Allocation Bonds
                          (Conservation Redevelopment Project), Series A, 6% due 9/01/2014 (c)                     3,085

AAA      Aaa      7,750   Santa Rosa, California, Wastewater Revenue Bonds (Sub-Regional Wastewater
                          Project), Series A, 6.50% due 9/01/2002 (d)(g)                                           8,665

AAA      NR*      1,125   Southern California Home Financing Authority, S/F Mortgage Revenue Bonds,
                          AMT, Series A, 6.75% due 9/01/2022 (e)                                                   1,161

AAA      Aaa      5,000   Stockton, California, Revenue Bonds (Wastewater Treatment Plant Expansion),
                          COP, Series A, 6.80% due 9/01/2024 (d)                                                   5,603

                          University of California Revenue Bonds (Multiple Purpose Projects):
A        NR*      3,300     Refunding, Series A, 6.875% due 9/01/2002 (g)                                          3,751
AAA      Aaa     13,560     Series D, 6.375% due 9/01/2019 (c)                                                    14,448

Puerto Rico--2.7%

A        Baa1     5,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
                          Highway Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012                          5,908

A1+      VMIG1++  1,600   Puerto Rico Commonwealth, Revenue Refunding Bonds (Government Development
                          Bank), VRDN, 3.30% due 12/01/2015 (a)                                                    1,600

BBB+     Baa1     2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                          Series T, 6.375% due 7/01/2024                                                           2,727

Total Investments (Cost--$348,418)--98.4%                                                                        372,997

Other Assets Less Liabilities--1.6%                                                                                6,085
                                                                                                                --------
Net Assets--100.0%                                                                                              $379,082
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1996.
 ++Highest short-term rating by Moody's Investors Service, Inc.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

   See Notes to Financial Statements.


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1996
Assets:             Investments, at value (identified cost--$348,418,146) (Note 1a)                         $372,996,680
                    Cash                                                                                          72,103
                    Interest receivable                                                                        6,593,159
                    Deferred organization expenses (Note 1e)                                                       1,859
                    Prepaid expenses and other assets                                                             14,186
                                                                                                            ------------
                    Total assets                                                                             379,677,987
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                  $    342,117
                      Investment adviser (Note 2)                                               160,108          502,225
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        94,261
                                                                                                            ------------
                    Total liabilities                                                                            596,486
                                                                                                            ------------

Net Assets:         Net assets                                                                              $379,081,501
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (4,800 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $120,000,000
                      Common Stock, par value $.10 per share (16,781,559 shares
                      issued and outstanding)                                              $  1,678,156
                    Paid-in capital in excess of par                                        233,789,454
                    Undistributed investment income--net                                      2,952,622
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (3,917,265)
                    Unrealized appreciation on investments--net                              24,578,534
                                                                                           ------------
                    Total--Equivalent to $15.44 net asset value per Common Stock
                    (market price--$14.875)                                                                  259,081,501
                                                                                                            ------------
                    Total capital                                                                           $379,081,501
                                                                                                            ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $ 21,942,622
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,875,520
                    Commission fees (Note 4)                                                    303,840
                    Professional fees                                                            79,003
                    Accounting services (Note 2)                                                 64,467
                    Transfer agent fees                                                          54,508
                    Printing and shareholder reports                                             43,314
                    Custodian fees                                                               30,347
                    Listing fees                                                                 24,635
                    Directors' fees and expenses                                                 23,107
                    Pricing fees                                                                 10,829
                    Amortization of organization expenses (Note 1e)                               5,814
                    Other                                                                        21,547
                                                                                           ------------
                    Total expenses                                                                             2,536,931
                                                                                                            ------------
                    Investment income--net                                                                    19,405,691
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            279,008
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      4,438,485
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $ 24,123,184
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment income--net                                                 $ 19,405,691     $ 19,809,357
                    Realized gain (loss) on investments--net                                    279,008       (4,196,257)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          4,438,485       29,929,032
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     24,123,184       45,542,132
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (15,619,604)     (15,159,571)
Shareholders          Preferred Stock                                                        (4,164,120)      (4,189,584)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --       (4,134,976)
                      Preferred Stock                                                                --         (741,300)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (19,783,724)     (24,225,431)
                                                                                           ------------     ------------

Net Assets:         Total increase in net assets                                              4,339,460       21,316,701
                    Beginning of year                                                       374,742,041      353,425,340
                                                                                           ------------     ------------
                    End of year*                                                           $379,081,501     $374,742,041
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,952,622     $  3,330,655
                                                                                           ============     ============

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                             For the Period
The following per share data and ratios have been derived                                                        Feb. 28,
from information provided in the financial statements.                                  For the                 1992++ to
                                                                                 Year Ended October 31,          Oct. 31,
Increase (Decrease) in Net Asset Value:                                  1996       1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  15.18   $  13.91  $  16.60  $  14.03   $  14.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.16       1.18      1.23      1.22        .77
                    Realized and unrealized gain (loss) on
                    investments--net                                       .28       1.53     (2.65)     2.62       (.07)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.44       2.71     (1.42)     3.84        .70
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.93)      (.90)    (1.00)     (.99)      (.55)
                      Realized gain on investments--net                     --       (.25)     (.07)     (.08)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.93)     (1.15)    (1.07)    (1.07)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                            --         --        --        --       (.02)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.25)      (.25)     (.19)     (.18)      (.14)
                        Realized gain on investments--net                   --       (.04)     (.01)     (.02)        --
                      Capital charge resulting from issuance of
                      Preferred Stock                                       --         --        --        --       (.14)
                    Total effect of Preferred Stock activity              (.25)      (.29)     (.20)     (.20)      (.28)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  15.44   $  15.18  $  13.91  $  16.60   $  14.03
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 14.875   $ 13.375  $ 12.125  $ 15.625   $  14.50
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     18.68%     20.62%   (16.36%)   15.56%       .43%+++
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   8.54%     19.33%    (9.69%)   26.88%      2.79%+++
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .67%       .69%      .66%      .69%       .54%*
Net Assets:***                                                        ========   ========  ========  ========   ========
                    Expenses                                              .67%       .69%      .66%      .69%       .71%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.16%      5.48%     5.44%     5.35%      5.65%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                             $259,082   $254,742  $233,425  $278,522   $233,502
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $120,000   $120,000  $120,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  67.48%     69.59%    78.89%    21.68%     28.75%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,159   $  3,123  $  2,945  $  3,321   $  2,946
                                                                      ========   ========  ========  ========   ========

Dividends Per Share Series A--Investment income--net                  $    875   $    882  $    694  $    547   $    449
On Preferred Stock                                                    ========   ========  ========  ========   ========
Outstanding:++++++  Series B--Investment income--net                  $    860   $    864  $    615  $    688   $    481
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value,
                    may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on April 10, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split that occurred on December 1, 1994.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $239,863,386 and $235,521,062, respectively.

Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)

Long-term investments             $ 1,286,129    $24,578,534
Short-term investments                 (1,215)            --
Financial futures contracts        (1,005,906)            --
                                  -----------    -----------
Total                             $   279,008    $24,578,534
                                  ===========    ===========

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $24,578,534, all of which related to appreciated securities. The aggregate cost of investments at October 31, 1996 for Federal income tax purposes was $348,418,146.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
For the year ended October 31, 1996, shares issued and outstanding remained constant at 16,781,559. At October 31, 1996, total paid-in capital amounted to $235,467,610.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 1996 were as follows: Series A, 3.25% and Series B, 3.00%.

As of October 31, 1996, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1996, MLPF&S, an affiliate of FAM, earned $200,611 as commissions.

5. Capital Loss Carryforward:
At October 31, 1996, the Fund had a net capital loss carryforward of approximately $2,658,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On November 8, 1996, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.078926 per share, payable on November 27, 1996 to shareholders of record as of November 18, 1996.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniYield California Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period February 28, 1992 (commencement of operations) to October 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
December 3, 1996
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid by MuniYield
California Fund, Inc. during its taxable year ended October 31, 1996 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYC